DREMAN CONTRARIAN FUNDS

Dreman High Opportunity Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Market Over-Reaction Fund

Dreman Contrarian International Value Fund

Dreman Contrarian Value Equity Fund

Supplement to the Prospectus dated

February 28, 2012

Supplement dated November 21, 2012

On November 19, 2012, the Board of Trustees approved a Plan of Liquidation for Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund, and Dreman Contrarian Value Equity Fund (each a “Fund”, and together the “Funds”). The Board determined that it was in the best interests of the Funds and their shareholders for each Fund to cease operations due to the adviser’s conclusion that it is no longer economically viable to continue managing the Funds because of increasing regulatory and operating costs borne by the adviser as a result of each Fund’s small asset size.

The Funds are no longer accepting purchase orders for shares and each Fund will close effective as of December 28, 2012. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Funds’ Prospectus. Any shareholders that have not redeemed their Fund shares prior to December 28, 2012 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the applicable Fund directly to the broker-dealer for deposit into your brokerage account.

As of December 10, 2012, the Funds will cease pursuing their respective investment objectives. All holdings in each Fund’s portfolio will be liquidated beginning on December 10, 2012, and the proceeds will be invested in money market instruments or held in cash pending their ultimate distribution. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of this liquidation. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (800) 247-1014 or visiting www.dreman.com.